UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2009
FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9916	74-2480931
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

One North Central Avenue
Phoenix, Arizona	85004-4414
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 366-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-5.1
EX-10.1
EX-10.2
EX-10.3

Item 1.01. Entry into a Material Definitive Agreement.
          Distribution Agreement
On January 26, 2009, Freeport-McMoRan Copper & Gold Inc. (the “Company”) entered into a distribution agreement (the “Agreement”) with J.P. Morgan Securities Inc. (“JPMS”). Pursuant to the terms of the Agreement, the Company may offer and sell shares of common stock, par value $0.10 per share (the “Shares”) having aggregate gross proceeds of up to $750 million from time to time through JPMS, as its sales agent. Sales of the Shares, if any, would be made by means of ordinary brokers’ transactions or block trades on the New York Stock Exchange at market prices or as otherwise agreed with the sales agent. The Company may also agree to sell the Shares to JPMS, as principal, for its own account, on terms agreed to by the parties to such agreement. JPMS will receive from the Company a commission equal to 1.25% of the gross sales price per share of the Shares sold through it as sales agent under the Agreement.
The Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-140997), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on March 1, 2007.
The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Agreement, see the disclosure under the caption “Plan of Distribution” contained in the Company’s prospectus supplement dated January 26, 2009 to the prospectus dated March 1, 2007, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
In the ordinary course of their business, JPMS and/or their affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, financial advisory or other services for us for which they have received, or may receive, separate fees. Under our senior credit facilities, JPMorgan Chase Bank, N.A. is administrative agent and collateral agent and affiliates of JPMS are also lenders. These affiliates will receive a portion of the proceeds from the sale of our common stock under the Agreement to the extent such proceeds are used to repay borrowings under our senior credit facilities.
A copy of the opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., relating to the legality of the Shares, is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
          Amendments to Senior Credit Facilities
On January 22, 2009, FCX effected amendments (the “Amendments”) to (1) its senior secured credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent and collateral agent, and each of the lenders and issuing banks party thereto, and (2) the amended and restated senior secured credit agreement of FCX and a subsidiary borrower with JPMorgan, as administrative agent, security agent, joint account assets security agent and collateral agent, and each of the lenders and issuing banks party thereto.
The senior credit facilities require that FCX meet a leverage ratio test (Total Debt to Consolidated EBITDA for the preceding four quarters cannot exceed 5.0 to 1.0 on the last day of any fiscal quarter) and a secured leverage ratio test (Total Secured Debt to Consolidated EBITDA for the preceding four quarters cannot exceed 3.0 to 1.0 on the last day of any fiscal quarter) at any time that borrowings or letters of credit are outstanding under the senior credit facilities. The Amendments amend the definition of Consolidated EBITDA to subtract an amount up to $715 million from third quarter 2008 Consolidated EBITDA and add that same amount to fourth quarter 2008 Consolidated EBITDA. The $715 million represents an amount related to the unusually high fourth quarter 2008 adjustment for provisionally priced copper sales in prior periods that resulted from the dramatic decline in copper prices during the fourth quarter of 2008. The leverage ratio tests are based on the trailing four quarters Consolidated EBITDA and the Amendments avoid a distortion in the fourth quarter 2008 Consolidated EBITDA for purposes of future calculations in 2009.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.
By:	/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.
Vice President and Controller - Financial Reporting (authorized signatory and Principal Accounting Officer)

Date: January 26, 2009

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit Number
5.1	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.

23.1	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (contained in Exhibit 5.1).

10.1	Distribution Agreement, dated as of January 26, 2009, by and between Freeport-McMoRan Copper & Gold Inc. and J.P. Morgan Securities Inc.

10.2	First Amendment dated as of January 22, 2009, in respect of the Amended and Restated Credit Agreement dated as of July 10, 2007, among Freeport-McMoRan Copper & Gold Inc., the Lenders party thereto, the Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent.

10.3	First Amendment dated as of January 22, 2009, in respect of the Amended and Restated Credit Agreement dated as of March 19, 2007, as amended as of July 3, 2007, which amends and restates the Amended and Restated Credit Agreement, dated as of July 25, 2006, which amended and restated the Amended and Restated Credit Agreement, dated as of September 30, 2003, which amended and restated the Amended and Restated Credit Agreement, dated as of October 19, 2001, which amended and restated both the Credit Agreement, originally dated as of October 27, 1989 and amended and restated as of June 1, 1993 and the Credit Agreement, originally dated as of June 30, 1995, among Freeport-McMoRan Copper & Gold Inc., PT Freeport Indonesia, U.S. Bank National Association, as trustee for the Lenders and certain other lenders under the FI Trust Agreement, the Lenders party thereto, the Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, Security Agent, JAA Security Agent and Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent.